Aligning Our Strengths to Deliver Value
Presidential Caterers, Norristown, PA  ●  April 25, 2006
Annual Shareholders’
Meeting

Our Vision
Harleysville National Corporation will
be the financial advisor of choice by
discovering customers' real financial
needs and offering a complete value
proposition of care and service during
a lifetime
relationship.

Our Vision
Our staff will accomplish this by
working together as a team to develop a
fully integrated solution delivered
seamlessly through our retail,
commercial and wealth management
professionals.

We are committed to building
shareholder value while maintaining a
high level of integrity and adherence to
our core corporate principles.
Our Vision

Relationship

America’s Finest Companies
➢
History of strong performance, steady returns
➢
30 years of record earnings
➢
31 years of increased dividends
➢
Recognized in America’s Finest Companies
➢
Earnings All Star
➢
Dividend All Star
➢
“Super 50” Team

NASDAQ Dividend Achievers
➢
New Dividend Achievers List
➢
Broad Dividend Achievers Index
➢
Dividend Achievers 50 Index

Key Achievements
➢
Grew diluted Earnings Per Share
➢
Delivered a 10% increase in the cash
dividend paid
➢
Increased loans by 16.9%
➢
Grew deposits by 8%

Challenges
➢
Improve Net Interest Margin
➢
Highly competitive deposit market
➢
Grow fee income through Millennium
Wealth Management

Aligning Our Strengths to Deliver Value
Presidential Caterers, Norristown, PA  ●  April 25, 2006
George S. Rapp
Senior Vice President and Chief Financial Officer

Forward-Looking Information
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Harleysville National Corporation.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Harleysville
National Corporation’s actual results to differ materially from the anticipated results expressed in these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-
looking statements and are advised to review the risk factors that may affect Harleysville National Corporation’s operating results in documents filed by Harleysville National Corporation with the Securities and Exchange
Commission, including the Quarterly Report on Form 10-Q, the Annual report on form 10-K and other required filings.  Harleysville National
Corporation assumes no duty to update the forward-looking statements made in this presentation.

$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$1.06
$1.21
$1.30
$1.37
$1.38
2001*
2002*
2003*
2004*
2005

Harleysville NATIONAL CORPORATION

*  Adjusted for stock dividend
Diluted Earnings Per Share

$3,000
$2,700
$2,400
$2,100
$1,800
$1,500
$1,200
$2,209
$2,491
$2,511
$3,025
$3,117
2001
2002
2003
2004
2005

Harleysville NATIONAL CORPORATION

Assets: Year End Balances
(in millions)

$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$1,317
$1,333
$1,408
$1,845
$1,985
2001
2002
2003
2004
2005

Harleysville National Corporation

Loans: Year End Balances
(in millions)

$2,500
$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$1,747
$1,980
$1,979
$2,213
$2,365
2001
2002
2003
2004
2005

Harleysville NATIONAL CORPORATION

Deposits: Year End Balances
(in millions)

75.4%
83.9%
80%
71.2%
83.4%
67.3%
60%
33.2%
36.8%
40%
39.0%
28.9%
31.2%
20%
2001
2002
2003
2004
2005
Securities/Assets
Loans / Deposits

Loans/Deposits: Year End Balances

4.66%
3.78%
2.89%
2.00%
4.09%
4.00%
3.80%
3.55%
3.27%
2001
2002
2003
2004
2005

Harleysville
NATIONAL CORPORATION

Net Interest Margin

0.55%
0.45%
0.35%
0.25%
0.15%
0.52%
0.50%
0.44%
0.40%
0.33%
0.40%
0.27%
0.22%
0.20%
0.27%
2001
2002
2003
2004
2005
HNBC
PEER $1-$5 Billion

Harleysville National Corporation

Nonperforming Assets +90
Loans/Assets

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.28%
0.21%
0.27%
0.16%
0.10%
2001
2002
2003
2004
2005

Harleysville NATIONAL CORPORATION

Net Charge Offs to Loans
Outstanding

2%
1%
0%
1.01%
1.04%
1.06%
0.98%
0.96%
0.85%
0.82%
0.81%
0.86%
0.79%**
2001
2002
2003
2004
2005
HNBC
PEER $1-$5 Billion

Harleysville NATIONAL CORPORATION

* Excluding gains on sales of investment securities and income on life insurance
** Excluding gain on sale of branch and Cumberland
Non-Interest Income /
Average Assets*

$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$3.02
$3.31
$3.18
$3.21
$3.56
$2.31
$2.46
$2.54
$2.71
$2.89
2001
2002
2003
2004
2005
HNBC
PEER $1 - $5 Billion

Harleysville NATIONAL CORPORATION

Deposits/Employees
 (in millions)

65%
63%
61%
59%
57%
55%
53%
51%
49%
47%
45%
59.21%
57.65%
58.96%
58.69%
58.54%
55.81%
52.30%
54.88%
51.02%
52.97%
2001
2002
2003
2004
2005
HN BC
PEER $1 - $5 Billion

Harleysville NATIONAL CORPORATION

Efficiency Ratio

15%
10%
5%
0%
11.58%
14.45%
7.74%
5.38%
7.37%
13.39%
11.70%
7.18%
1.12%
7.39%
2001
2002
2003
2004
2005
HNBC
Regional Peer

Harleysville National Corporation

*  Adjusted for stock dividend
Diluted Total Return % Growth*

17%
16%
15%
14%
13%
12%
11%
10%
15.82%
16.60%
16.29%
15.31%
14.22%
13.4%
14.0%
13.6%
12.9%
13.3%
2001
2002
2003
2004
2005
HNBC
Peer $1 - $5 Billion

Harleysville NATIONAL CORPORATION

Return on Equity

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.45
$0.51
$0.59
$0.68
$0.75
2001
2002
2003
2004
2005

Harleysville
NATIONAL CORPORATION

*  Adjusted for stock dividend
Cash Dividends Paid*

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
2000
2001
2002
2003
2004
2005
$184.9
$159.4
$91.1
HNBC
Nasdaq Stock Market (US Companies)
Nasdaq Bank Stocks SIC 6020-6029, 6710-6719 US & Foreign

Harleysville National Corporation

Source: Center for Research in Security Prices
Five Year Cumulative Total Returns

Aligning Our Strengths to Deliver Value
Presidential Caterers, Norristown, PA  ●  April 25, 2006
Gregg J. Wagner
President and Chief Executive Officer

Key Strategic Initiatives
➢
Grow Commercial Banking Division
➢
Use Millennium Wealth Management
to Drive Other Income
➢
Market Expansion Plan

Grow Commercial Banking
Division
➢
Leverage Market Capacity
➢
Focus on Commercial & Industrial
Loans and Real Estate Lending

Grow Commercial Banking
Division
➢
Enhance Product and Service Offerings
➢
Re-focus Sales Personnel
➢
Strengthen Commercial Real Estate
Division
➢
Develop Dedicated Government
Banking Division

Jack contemplates: today a new website, tomorrow the world.
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Harleysville NATIONAL BANK
You're going to love this bank.®
40+ offices in 9 counties in eastern PA.
Call 1.888.HNB.2100 or visit www.harleysvillebank.com for locations.
Member FDIC.

Harleysville NATIONAL CORPORATION

Commercial
Banking
Campaign

➢
Make Millennium Wealth Management a “core
solution” for our retail and commercial customers.
➢
Develop our wealth management products and
services to position Millennium as a premier
wealth management provider in markets we
serve.
Use Millennium Wealth Management
to Drive Other Income

> Money frees you from doing things you dislike. Since I dislike doing nearly everything, money is handy.
>
> — Groucho Marx

Here's something you'll like: We'll provide a free analysis of your financial plan. At Millennium, we don't measure clients in $10-million increments. There's no $25-million "qualifier" for the best expertise. We don't even have a "B" team. And we're local. So we can meet as often as you like. But first, let's look over that financial plan. Just give us a call.

Millennium
WEALTH MANAGEMENT & PRIVATE BANKING
A Division of Harleysville National Bank

Where prosperity is personal.

1-888-611-7400
www.mwmpb.com

Wealth Management • Private Banking • Trust Services
Investment Management • Financial Planning • Estate Settlement
Retirement Plan Services • Institutional Investment Services

Millennium Wealth
Management Image
Campaign

Millennium®
WEALTH MANAGEMENT & PRIVATE BANKING
A Division of Harleysville National Bank

Millennium®
WEALTH MANAGEMENT ADVISORS
Located at Harleysville National Bank

Millennium Cornerstone
WEALTH MANAGEMENT
Where prosperity is personal..

Harleysville
NATIONAL CORPORATION

Millennium Cornerstone WEALTH MANAGEMENT

Where prosperity is personal..

Harleysville NATIONAL CORPORATION

➢
Leading registered investment advisor
for:
➢
High net worth individuals
➢
Privately held business owners
➢
Wealthy families and institutional clients
➢
Asset management, business succession
and estate planning services

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$850
$2,400
2005
3/31/2006

Harleysville NATIONAL CORPORATION

Millennium Wealth Management
Assets Under Management
(in millions)

$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.40
$13.40
2005
2006 (projected)

Harleysville NATIONAL CORPORATION

Millennium Wealth Management
Revenue  (in millions)

Market Expansion
➢
Build Infrastructure to Accommodate
Growth

➢
Streamline
Processing
➢
Improve
Teamwork
➢
Maximize
Efficiency
Corporate Campus Expansion

Market Expansion
➢
Optimize Footprint

Wayne
Monroe
Carbon
Northampton
Lehigh
Berks
Bucks
Montgomery
Chester

HARRISBURG
PHILADELPHIA

Harleysville
NATIONAL CORPORATION

HNBC Headquarters
Future HNB
Location
New HNB Location
Market Expansion

New Branch Model

Compelling Investment
Considerations
➢
Energized management team
➢
Demonstrated track record of consistent
earnings
➢
Average dividend yield of 3.51%
➢
Attractive market demographics

Compelling Investment
Considerations
➢
Future expansion focused in high-growth
markets
➢
$100 invested on 12/31/00 returned
$184.90 at 12/31/05

Harleysville
NATIONAL CORPORATION

Harleysville
NATIONAL CORPORATION